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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 6, 2005

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     1-9210              95-4035997
  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)

              10889 WILSHIRE BOULEVARD
              LOS ANGELES, CALIFORNIA                             90024
      (Address of principal executive offices)                 (ZIP code)

               Registrant's telephone number, including area code:
                                 (310) 208-8800

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02(b)(c).  Departure of Directors of Principal Officers; Election of
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Directors; Appointment of Principal Officers
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     On May 6, 2005, Samuel Dominick, 65, retired as Occidental Petroleum
Corporation's Vice President and Controller, a position he held for the last 14 years. Mr. Dominick has held various positions at Occidental since 1966 in the areas of accounting, finance, line management, internal audit and financial reporting.

     On May 6, 2005, Occidental issued a press release reporting that Jim A. Leonard, 55, had been appointed its Vice President and Controller effective immediately. Most recently, Mr. Leonard was Senior Assistant Controller of Occidental and Senior Vice President--Finance of Occidental Oil and Gas Corporation, positions he held since December 2000. From March 1999 to December 2000, Mr. Leonard was the Vice President--Finance of Occidental Oil and Gas Corporation. From 1990 to 1999, Mr. Leonard was the Vice President--Finance of Occidental Oil and Gas Corporation for various international operations, including Qatar, Moscow, Colombia and the United Kingdom. From 1978 to 1990, Mr. Leonard held various other financial positions at Occidental's chemical and oil and gas subsidiaries. A copy of the related press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


SECTION 8 - OTHER EVENTS

Item 8.01.  Other Events
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Sale of Lyondell Shares

     On May 9, 2005, Occidental announced that it sold 11 million shares of common stock of Lyondell Chemical Company (LYO) for gross proceeds of approximately $300 million. Occidental's Chairman, President and Chief Executive Officer, Dr. Ray R. Irani, and Senior Executive Vice President and Chief Financial Officer, Stephen I. Chazen, will remain members of Lyondell's board of directors. A copy of the related press release is attached hereto as Exhibit
99.2 and is incorporated herein by reference.


Resolution of Certain IRS Tax Issues

     On May 10, 2005, Occidental announced that it has entered into a closing agreement with the U.S. Internal Revenue Service (IRS) resolving certain foreign tax credit issues as part of the IRS audit of tax years 1997-2000. A copy of the related press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE: May 11, 2005            Jim A. Leonard
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                              Jim A. Leonard, Vice President and Controller
                              (Principal Accounting and Duly Authorized Officer)
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                                  EXHIBIT INDEX


     99.1     Press release dated May 6, 2005

     99.2     Press release dated May 9, 2005

     99.3     Press release dated May 10, 2005